UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2024

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court,
Fremont,	California	94538
(Address of principal executive offices)		(Zip Code)

(408) 610-3915

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 10, 2024, Velo3D, Inc. (the “Company”) received written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the NYSE had determined to commence proceedings to delist the Company’s common stock and publicly traded warrants and that trading in such securities would be suspended immediately.

As previously reported, the Company had received written notice from the NYSE on July 8, 2024 that the Company was no longer in compliance with the Section 802.01B of the NYSE Listed Company Manual due to the fact that the Company’s average total market capitalization over a consecutive 30 trading-day period was less than $50 million and, at the same time, its stockholders’ equity was less than $50 million.

As stated in the Notice, the NYSE reached its decision to delist the Company’s securities pursuant to Section 802.01B of the NYSE Listed Company Manual because the Company had fallen below the NYSE continued listing standard requiring listed companies to maintain an average market capitalization over a 30-trading day period of at least $15 million.

While the Company had submitted a plan to NYSE on August 22, 2024 to regain compliance with the NYSE continued listing requirements, as of the time of receipt of the Notice, the Company had not been advised of any determination of NYSE with respect to such plan. Following receipt of the Notice, however, the Company has determined to not take any further steps to maintain its NYSE listing.

Item 7.01. Regulation FD Disclosure.

On September 11, 2024, the Company issued a press release announcing the commencement of the trading of its common stock and warrants on the OTCQX Best Market. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 11, 2024*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	September 11, 2024	By:	/s/ Bradley Kreger
		Name:	Bradley Kreger
		Title:	Chief Executive Officer